EXHIBIT 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Eugene F. Hovanec, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Vitesse Semiconductor Corporation on Form 10-Q for the fiscal quarter ended June 30, 2003 fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Vitesse Semiconductor Corporation.

Date: August 11, 2003
/s/ EUGENE F. HOVANEC

	Name :	Eugene F. Hovanec Chief Financial Officer